Exhibit 99.2

Joint Filer Information

Name of Joint Filer:	Man Investment Partners (US) LP

Address of Joint Filer:	299 Park Ave., 24th Floor
New York, NY 10171

Relationship of Joint Filer to Issuer:	Other – Director by Deputization

Issuer Name and Ticker or Trading Symbol:	NextDecade Corporation [NEXT]

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):	November 17, 2025

Designated Filer:	Man Investment Partners (US) LP

Signature:

Man Investment Partners (US) LP

/s/ Jacob Fishelis
Name:	Jacob Fishelis
Title:	Chief Financial Officer

/s/ John Freese
Name:	John Freese
Title:	General Counsel

11/19/2025
Date

Exhibit 99.2

Joint Filer Information

Name of Joint Filer:	Avinash Kripalani

Address of Joint Filer:	c/o Man Investment Partners (US) LP
299 Park Ave., 24th Floor
New York, NY 10171

Relationship of Joint Filer to Issuer:	Other – Director by Deputization

Issuer Name and Ticker or Trading Symbol:	NextDecade Corporation [NEXT]

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):	November 17, 2025

Designated Filer:	Man Investment Partners (US) LP

Signature:

/s/ Avinash Kripalani
Name:	Avinash Kripalani

11/19/2025
Date

 Exhibit 99.2

Joint Filer Information

Name of Joint Filer:	John Greene

Address of Joint Filer:	c/o Man Investment Partners (US) LP
299 Park Ave., 24th Floor
New York, NY 10171

Relationship of Joint Filer to Issuer:	Other – Director by Deputization

Issuer Name and Ticker or Trading Symbol:	NextDecade Corporation [NEXT]

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):	November 17, 2025

Designated Filer:	Man Investment Partners (US) LP

Signature:

/s/ John Greene
Name:	John Greene
Title:	Portfolio Manager

11/19/2025
Date

Exhibit 99.2

Joint Filer Information

Name of Joint Filer:	Jason Dillow

Address of Joint Filer:	c/o Man Investment Partners (US) LP
299 Park Ave., 24th Floor
New York, NY 10171

Relationship of Joint Filer to Issuer:	Other – Director by Deputization

Issuer Name and Ticker or Trading Symbol:	NextDecade Corporation [NEXT]

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):	November 17, 2025

Designated Filer:	Man Investment Partners (US) LP

Signature:

/s/ Jason Dillow
Name:	Jason Dillow
Title:	Chief Investment Officer

11/19/2025
Date

Exhibit 99.2

Joint Filer Information

Name of Joint Filer:	Pratik Desai

Address of Joint Filer:	c/o Man Investment Partners (US) LP
299 Park Ave., 24th Floor
New York, NY 10171

Relationship of Joint Filer to Issuer:	Other – Director by Deputization

Issuer Name and Ticker or Trading Symbol:	NextDecade Corporation [NEXT]

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):	November 17, 2025

Designated Filer:	Man Investment Partners (US) LP

Signature:

/s/ Pratik Desai
Name:	Pratik Desai
Title:	Portfolio Manager

11/19/2025
Date

Exhibit 99.2

Joint Filer Information

Name of Joint Filer:	Bardin Hill Opportunistic Credit Master (US) Fund II LP

Address of Joint Filer:	299 Park Ave., 24th Floor
New York, NY 10171

Relationship of Joint Filer to Issuer:	Other – Director by Deputization

Issuer Name and Ticker or Trading Symbol:	NextDecade Corporation [NEXT]

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):	November 17, 2025

Designated Filer:

Signature:

Man Investment Partners (US) LP

/s/ Jacob Fishelis
Name:	Jacob Fishelis
Title:	Chief Financial Officer

/s/ John Freese
Name:	John Freese
Title:	General Counsel

11/19/2025
Date

Exhibit 99.2

Joint Filer Information

Name of Joint Filer:	Man Investment (US) Opportunistic Credit Fund II GP LLC

Address of Joint Filer:	299 Park Ave., 24th Floor
New York, NY 10171

Relationship of Joint Filer to Issuer:	Other – Director by Deputization

Issuer Name and Ticker or Trading Symbol:	NextDecade Corporation [NEXT]

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):	November 17, 2025

Designated Filer:

Signature:

Man Investment Partners (US) LP

/s/ Jacob Fishelis
Name:	Jacob Fishelis
Title:	Chief Financial Officer

/s/ John Freese
Name:	John Freese
Title:	General Counsel

11/19/2025
Date